Dear Shareholders:

As Chairman of the Builders ProLoan Fund, Inc., I would like to express my sincere appreciation for your participation in this newly formed mutual fund. It is a privilege to serve the needs of our investors by delivering quality core investment results and service while working in the community providing ProLoan mortgages to new home buyers and employment opportunities for organized building trades. We actively participate in coordinating the origination and securitization of home mortgages resulting in the hands-on approach needed to have an impact in our targeted mortgage markets. This annual report contains audited financial statements for the period ending December 31, 1997.

This annual report covers a short operating period for the two months ending December 31, 1997. During that period, internal Fund operations have been a top priority. We are comfortable with Fund's current operations and believe that our marketing efforts will begin to attract new investors to the Fund. Significant time has also been spent on the ProLoan program in the St. Louis area coordinating lenders, builders and developers so that we can manage our mortgage pipeline in the most efficient manner. The Builders ProLoan team continues to perform diligently in the best interest of our investors providing quality investment services while coordinating a mortgage program that creates quality housing and employment opportunities for union craftsmen.

Sub-Advisor, Commerce Bank, NA will describe the general environment of the fixed income capital markets, investment returns and portfolio holdings at fiscal year-end.

As always, we are interested in your communications. If you have any ideas that will help us improve service, please call us. We appreciate your participation in Builders ProLoan Fund.

Sincerely,


/s/ John W. Stewart
John W. Stewart, Chairman
Builders ProLoan Trust Inc.,

Report from Commerce Bank, NA
-----------------------------

         We are pleased to provide you this annual report for the Builders ProLoan Mutual Fund. Commerce Bank, NA is a regional bank holding company domiciled in Missouri and provides investment management services to a host of clients managing in excess of $8 billion of discretionary accounts. We are extremely pleased and excited to have been appointed investment sub-advisor to the fund after having provided fixed income portfolio management services in a similar capacity for the Carpenters Pension Trust Fund of St. Louis.


Fixed-Income Market Commentary

The theme in the bond market over the past year has been change. Just when it looks as if a trend is developing in the direction of interest rates, the market changes its mind and heads the opposite direction. Rates peaked in the spring as the Federal Reserve raised the overnight borrowing rate by 25 basis points. The market feared more increases as economic growth was strong. When inflation failed to appear, despite tight labor markets, the market started to rally. The Asian crises during the late summer and fall helped quell fears the economy would overheat and the treasury market continued to rally. Credit spreads widened during the fall as issuance of asset backed securities increased and the overseas crises caused the market to reevaluate credit risk. With the decline in inflation the curve has continued to flatten. Because economic growth is reasonably good, the Fed remains vigilant, ready to increase rates if this growth translates into inflation. The bond market remains optimistic, but with an uneasy Fed, the market is keeping its eye on the exits.

Fund Commentary

The Fund was positioned with a neutral to slightly long duration target versus its benchmark in both November and December. We are currently maintaining this position. Going forward we look to add value to our shareholders by investing in higher yielding securities, including select mortgage, asset backed and corporate securities. We expect to add returns by maintaining our higher yielding sector's exposure, while keeping the average maturity of our fund near or slightly longer than our benchmark. With yields at multi-year lows, dramatic declines in rates, significant capital gains are probably limited unless the economy weakens more than we expect over the next several quarters.

The Fund strives to maintain its 65% exposure to the mortgage backed market. To diversify the large exposure to the mortgage backed sector the fund increased its Treasury holdings. In addition, the Fund is well positioned to take advantage of the recent widening of spreads in asset backed securities and the corporate sector. The re-pricing of the corporate sector was long overdue as credit spreads have remained tight for the past several years. The fund continues to maintain exceptional credit quality, with an average quality rating of AAA.

Portfolio Performance

                             Builders ProLoan Fund
                    Comparison of Change in Value of $10,000

                                        Oct-97         Nov-97         Dec-97
                                        ------         ------         ------
Builders ProLoan Fund                   10,000         10,040         10,158
Average Mortgage Backed Funds*          10,000         10,036         10,129
Lehman Aggregate Bond Index             10,000         10,046         10,147


Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. *Lipper Index

    Builders ProLoan Fund, Inc.                              Total Returns
       Portfolio Performance                                2 Months Ended
            Comparisons                                    December 31, 1997

                                                  Total        Final Value of
                                                  Return          a $10,000
                                                              Initial Investment
                                                  ------      ------------------
Builders ProLoan Mutual Fund                      1.58%          $   10,158
Average Mortgage Backed Fund*                     1.29%          $   10,129
Lehman Aggregate Bond Index                       1.47%          $   10,147

         *Lipper Index



We are please to report the fund got off to a good relative start. Total fund returns for November and December were 1.58% which compares favorably to its unmanaged benchmark, the Lehman Aggregate Bond Index's return of 1.47%. More impressive was our relative return compared to our peer group of mortgage backed funds whose average return was 1.29%. We attribute out incremental performance primarily to our durational bias and somewhat higher yield than that of the benchmark index.




/s/ Scott M. Colbert
-------------------------
Scott M. Colbert, CFA
Portfolio Manager
Commerce Bancshares, NA

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------
                  U.S. TREASURY OBLIGATIONS                               25.6%

                  U.S. Treasury Notes                                     18.8%
    $6,000,000    U.S. Treasury Notes, 7.25% 5/15/16                                         $6,834,360
     2,000,000    U.S. Treasury Notes, 7.25% 8/15/04                                          2,161,560
     3,000,000    U.S. Treasury Notes, 7.00% 7/15/06                                          3,238,110
    10,000,000    U.S. Treasury Notes, 6.50% 10/15/06                                        10,470,300
                                                                                     -------------------
                                                                                             22,704,330
                                                                                     -------------------

                  U.S. Treasury Bonds                                      6.8%
     7,000,000    U.S. Treasury Bonds, 7.50% 11/15/16                                         8,171,310
                                                                                     -------------------

                  TOTAL U.S. TREASURY OBLIGATIONS
                       (Cost $30,499,588)                                                    30,875,640
                                                                                     ===================

                  U.S. GOVERNMENT AGENCY -
                       MORTGAGE BACKED SECURITIES                         53.8%
                  Government National Mortgage Assocation II               6.8%
                  Pool 1470
        55,030         9.00% 9/20/2020                                                           59,300
                  Pool 1472
        28,422         10.00% 9/20/2020                                                          31,327
                  Pool 1507
        41,027         9.50% 11/20/2020                                                          44,105
                  Pool 1614
        52,433         9.00% 5/20/2021                                                           56,502
                  Pool 1615
        47,312         9.50% 5/20/2021                                                           50,822
                  Pool 1646
       374,721         6.00% 4/20/2024                                                          361,697
                  Pool 1740
       128,539         9.00% 12/20/2021                                                         138,513
                  Pool 1920
       346,278         7.50% 12/20/2024                                                         354,586
                  Pool 8373
       315,673         7.00% 2/20/2024                                                          323,663
                  Pool  8386
       120,194         7.00% 3/20/2024                                                          122,879
                  Pool 8387
        55,780         7.00% 3/20/2024                                                           57,184
                  Pool 8471
       325,232         7.00% 8/20/2024                                                          332,551
                  Pool 8538
       367,841         6.50% 11/20/2024                                                         375,257
                  Pool 8575
       328,459         7.00% 1/20/2025                                                          337,440
                  Pool 8576
       273,871         7.00% 1/20/2025                                                          281,403
                  Pool 8578
       337,667         7.00% 1/20/2025                                                          347,007

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------
                  Government National Mortgage Assocation II - Continued
                  Pool 8590
       337,594         7.00% 2/20/2025                                                         $346,825
                  Pool 8607
       379,381         7.00% 3/20/2025                                                          389,753
                  Pool 833685
       193,829         7.00% 4/20/2024                                                          197,313
                  Pool 8191
       348,032         7.24% 5/20/23                                                            357,767
                  Pool 8302
       296,961         6.75% 10/20/2023                                                         304,988
                  Pool 8315
        57,043         6.75% 11/20/2023                                                          58,399
                  Pool 8324
       111,268         6.75% 11/20/2023                                                         114,259
                  Pool 8340
       104,774         6.75% 12/20/2023                                                         107,575
                  Pool 8419
       207,846         7.24% 5/20/2024                                                          212,816
                  Pool 8420
       574,984         7.24% 5/20/2024                                                          590,526
                  Pool 8479
       357,693         6.87% 8/20/2024                                                          366,804
                  Pool 8482
        48,411         6.87% 8/20/2024                                                           49,682
                  Pool 8502
       270,759         6.87% 9/20/2024                                                          277,824
                  Pool 8503
       163,762         6.87% 9/20/2024                                                          168,035
                  Pool 8539
       443,751         6.75% 11/20/2024                                                         454,916
                  Pool 8540
       365,856         6.75% 11/20/2024                                                         375,976
                  Pool 8705
       360,116         6.87% 9/20/2025                                                          369,288
                  Pool 833684
       240,847         6.75% 11/20/2023                                                         245,477
                                                                                     -------------------
                                                                                              8,262,456
                                                                                     -------------------

                  Government National Mortgage Assocation                  3.7%
                  Pool 8494
       344,780         7.00% 9/20/2024                                                          351,514
                  Pool 349645
       535,785         7.00% 6/15/2023                                                          542,199
                  Pool 349646
        43,953         8.50% 9/15/2024                                                           46,265
                  Pool 349647
        61,945         7.50% 7/15/2023                                                           63,663
                  Pool 367556
       935,768         6.50% 10/15/2024                                                         928,395

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------
                  Government National Mortgage Assocation - Continued
                  Pool 367563
       818,311         7.00% 11/15/2024                                                        $827,599
                  Pool 367574
        55,061         8.50% 6/15/2025                                                           57,889
                  Pool 380088
     1,140,361         7.00% 8/15/2024                                                        1,153,304
                  Pool 388962
        86,040         7.50% 1/15/2026                                                           88,186
                  Pool 102990
        65,402         12.50% 12/15/2013                                                         77,686
                  Pool 340649
       339,612         7.50% 6/15/2023                                                          349,030
                                                                                     -------------------
                                                                                              4,485,731
                                                                                     -------------------

                  Federal Home Loan Mortgage Corporation                   1.8%
                  Series 1263 Class E
        12,355         7.50% 2/15/2004                                                           12,363
                  Series 1349 Class PG
        38,130         6.50% 5/15/2014                                                           38,154
                  Series 1403 Class J
        61,000         6.50% 7/15/2019                                                           61,114
                  Series 1538 Class E
     1,000,000         6.00% 3/15/2005                                                          998,120
                  Pool 635235
       166,517        7.453% 6/1/2025                                                           166,350
                  Pool D56099
       934,371         6.50% 8/1/2024                                                           927,793
                                                                                     -------------------
                                                                                              2,203,894
                                                                                     -------------------

                  Federal National Mortgage Association                   41.5%
                  Series 1991-67 Class H
       135,765         8.00% 7/25/2020                                                          137,249
                  Series G-39 Class J
       137,160         7.50% 3/25/2020                                                          137,288
                  Series G92-15 Class E
        26,087         7.00% 9/25/2018                                                           26,136
                  Series 1992-25 Class J
        60,000         7.50% 12/25/2006                                                          61,931
                  Series 1992-181 ClassPH
        61,000         6.50% 9/25/2019                                                           61,133
                  Series 1993-30 Class PG
        15,000         6.65% 9/25/2017                                                           15,117
                  Series 1993-178 Class A
         7,059         5.25% 9/25/2023                                                            6,859
                  Pool 50698
         8,363         7.50% 3/1/2023                                                             8,593
                  Pool 50992
     1,194,279         6.50% 3/1/2024                                                         1,184,749

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------
                  Federal National Mortgage Association - Continued
                  Pool 185857
        86,566         8.00% 11/1/2002                                                          $88,050
                  Pool 185861
        50,366         9.00% 2/1/2006                                                            51,776
                  Pool 185862
        40,148         9.00% 10/01/2005                                                          41,538
                  Pool 185863
        85,941         9.50% 8/01/2004                                                           89,439
                  Pool 250029
       218,164         6.50% 5/1/2024                                                           216,424
                  Pool 281830
       952,338         6.50% 4/1/2024                                                           944,739
                  Pool 281831
     1,843,881         6.50% 4/1/2024                                                         1,829,168
                  Pool 281832
     1,298,468         6.50% 4/1/2024                                                         1,288,107
                  Pool 285271
       997,706         6.00% 5/1/2024                                                           965,111
                   Pool 285272
     1,273,495         6.50% 5/1/2024                                                         1,263,333
                  Pool 286809
     1,008,416         6.50% 6/1/2024                                                         1,000,369
                  Pool 288235
     1,223,638         6.50% 6/1/2024                                                         1,242,054
                  Pool 290270
     1,345,681         6.50% 7/1/2024                                                         1,334,943
                  Pool 290272
       712,098         6.00% 9/1/2024                                                           688,835
                  Pool 290274
     1,132,720         6.50% 9/1/2024                                                         1,123,681
                  Pool 291853
     1,790,900         6.50% 7/1/2024                                                         1,776,609
                  Pool 293577
     1,191,932         6.50% 8/1/2024                                                         1,182,421
                  Pool 293579
     2,383,350         6.50% 9/1/2024                                                         2,364,331
                  Pool 295784
     2,528,608         6.50% 9/1/2024                                                         2,508,430
                  Pool 295895
       763,544         6.50% 1/1/2025                                                           757,452
                  Pool 305501
       735,250         7.25% 1/1/2025                                                           749,147
                  Pool 305605
     1,104,150         6.50% 1/1/2025                                                         1,095,340
                  Pool 337666
     1,212,850         7.50% 5/1/2026                                                         1,242,299
                  Pool 337670
       809,154         8.00% 11/1/2026                                                          838,406
                  Pool 345063
     1,230,271         7.50% 4/1/2026                                                         1,261,681

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------
                  Federal National Mortgage Association - Continued
                  Pool 345641
     1,161,985         7.50% 5/1/2026                                                        $1,190,198
                  Pool 363714
     1,089,491         8.00% 11/1/2026                                                        1,128,876
                  Pool 368324
       971,548         8.00% 12/1/2026                                                        1,006,670
                  Pool 372254
     1,312,032         7.50% 2/1/2027                                                         1,343,062
                  Pool 379141
     1,120,303         7.50% 5/1/2027                                                         1,146,799
                  Pool 379182
     1,107,062         8.00% 6/1/2027                                                         1,133,244
                  Pool 392423
     1,194,174         7.50% 6/1/2027                                                         1,222,417
                  Pool 394649
     1,161,594         7.50% 7/1/2027                                                         1,189,066
                  Pool 395131
     1,957,264         7.50% 8/1/2027                                                         2,003,554
                  Pool 397941
     1,638,036         7.50% 8/1/2027                                                         1,676,776
                  Pool 400581
     1,390,361         7.50% 9/1/2027                                                         1,423,243
                  Pool 400881
     1,349,488         7.50% 10/1/2027                                                        1,381,404
                  Pool 403662
     1,019,704         7.50% 10/1/2027                                                        1,043,820
                  Pool 295897
       460,438         7.36% 6/1/2025                                                           471,088
                  Pool 295899
       210,870         7.36% 7/1/2025                                                           211,929
                  Pool 305512
       116,846         7.62% 5/1/2025                                                           117,540
                  Pool 308626
       195,943         7.33% 4/1/2025                                                           196,802
                  Pool 308627
       167,708         7.60% 3/1/2025                                                           168,757
                  Pool 308634
       532,361         7.93% 6/1/2025                                                           551,330
                  Pool 308641
       104,527         7.24% 6/1/2025                                                           105,017
                  Pool 308648
       723,161         7.87 8/1/2025                                                            732,989
                  Pool 316514
       295,403         7.33% 6/1/2025                                                           296,833
                  Pool 320135
       262,507         8.02% 7/1/2025                                                           272,146
                  Pool 321228
       393,672         7.78% 8/1/2025                                                           404,561
                  Pool 321229
       422,095         7.43% 8/1/2025                                                           431,526

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------
                  Federal National Mortgage Association - Continued
                  Pool 322170
        11,172         7.55% 8/1/2025                                                           $11,184
                  Pool 333923
       428,624         7.81% 10/1/2025                                                          439,341
                  Pool 365957
     1,114,135         7.65% 6/1/2025                                                         1,129,455
                                                                                     -------------------
                                                                                             50,012,365
                                                                                     -------------------

                  TOTAL U.S. GOVERNMENT AGENCY
                       MORTGAGE BACKED SECURITIES
                       (Cost $64,862,219)                                                    64,964,446
                                                                                     ===================

                  ASSET BACKED SECURITIES                                 14.4%
                  Advanta Mortgage Loan Trust
     2,014,000         8.92%  1/25/2026                                                       2,155,295
                  CMC Securities Corporation III
     1,000,000         6.00% 2/25/2009                                                          993,430
                  Countrywide Funding Corporation
        50,000         6.50% 5/25/2024                                                           47,938
                  Chase Mortgage Finance Corporation
     1,000,000         6.50% 9/25/2009                                                          991,094
                  Citibank Credit Card Master Trust I
     4,600,000         0.00% 8/15/2006                                                        3,030,250
                  First Boston Mortgage Securities Corporation
        43,492         7.05% 7/25/2023                                                           43,323
                  Green Tree Financial Corporation
     4,000,000         7.75% 7/15/2027                                                        4,180,000
                  Prudential Home Mortgage Securities
     1,000,000         7.375% 8/25/2023                                                       1,011,560
                  Prudential Home Mortgage Securities
     1,000,000         7.00% 5/25/2023                                                        1,002,500
                  Standard Credit Card Master Trust
     4,000,000         5.95% 10/7/2004                                                        3,958,720
                                                                                     -------------------
                  TOTAL ASSET BACKED SECURITIES
                       (Cost $17,339,976)                                                    17,414,109
                                                                                     ===================

                  CORPORATE BONDS                                          5.0%
                  Finance                                                  3.3%
                  Ford Motor Credit
     1,000,000         6.625% 6/30/2003                                                       1,013,850
                  Goldman Sachs Group LP
     1,500,000         6.625% 12/1/2004                                                       1,502,040
                  Grand Met
     2,105,000         0% 1/6/2004                                                            1,438,241
                                                                                     -------------------
                                                                                              3,954,131
                                                                                     -------------------

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

--------------------------------------------------------------------------------------------------------

                                                                          % of             Market
  Par Value                                                            Net Assets          Value
---------------                                                       -------------  -------------------

                  Industrial                                               1.7%
                  WMX Technologies
     2,000,000         6.70% 5/1/2001                                                         2,007,760
                                                                                     -------------------

                  TOTAL CORPORATE BONDS
                  (cost $5,945,389)                                                           5,961,891
                                                                                     ===================

                  PROLOAN PIPELINE                                         8.0%
     9,604,134    When-Issued Commitments                                                     9,619,143
                                                                                     -------------------
                  (Cost $9,736,680)

                  SHORT-TERM INVESTMENTS                                   0.9%

                  Northern Trust Repurchase Agreement
                       5.80% 1/2/98 (Collateralized by $1,082,755)
                       U.S. Treasury Notes 5.875%, due Feb 28, 1999)                          1,049,000
                                                                                     -------------------
                      (Cost $1,049,000)

                  TOTAL INVESTMENTS IN SECURITIES                        107.7%
                       (Cost $ 129,432,852)                                                $129,884,229
                                                                                     -------------------

                  Liabilities in Excess of
                      Other Assets                                        -7.7%              (9,235,513)
                                                                                     -------------------


                  NET ASSETS                                             100.0%            $120,648,716
                                                                                     ===================

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

--------------------------------------------------------------------------------



ASSETS
Investments in securities at market value
   (cost $129,432,852)                                             $129,884,229

Cash                                                                      2,372
Receivables:
    Dividends and interest                                              934,702
    Principal paydown receivable                                        129,981
Deferred organization costs, net                                        104,504
Other assets                                                             18,903
                                                           ---------------------
   Total assets                                                     131,074,691
                                                           ---------------------

LIABILITIES

Payables:
   Investment securities purchased - when-issued                      9,736,680
   For distributions to shareholders                                    601,709
Due to advisor (Note 3)                                                  48,333
Accrued Distribution fees (Note 3)                                       10,217
Other accrued expenses                                                   29,036
                                                           ---------------------
      Total liabilities                                              10,425,975
                                                           ---------------------

NET ASSETS                                                         $120,648,716
                                                           =====================


COMPOSITION OF NET ASSETS
   Paid-in capital                                                 $120,110,035
   Undistributed
      net investment income                                               1,827
   Undistributed net realized gain
     on investments                                                      85,477
   Net unrealized appreciation on investments                           451,377
                                                           ---------------------
Net assets                                                         $120,648,716
                                                           =====================

Number of shares issued and outstanding
   (unlimited shares authorized no par value)                         7,991,403
                                                           =====================

Net asset value per share                                                $15.10
                                                           =====================
See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                             STATEMENT OF OPERATIONS
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997
--------------------------------------------------------------------------------



INVESTMENT INCOME:
   Interest income                                                   $1,215,399
                                                              ------------------


Expenses:
   Sub-Advisory fees (Note 3)                                            43,035
   Advisory fees  (Note 3)                                               30,007
   Distribution fees (Note 3)                                            20,005
   Administration fees  (Note 3)                                         10,002
   Fund accounting fees                                                   6,184
   Transfer agent fees                                                    4,094
   Amortization of deferred organization costs                            3,626
   Legal fees                                                             3,342
   Insurance                                                              2,758
   Custodian fees                                                         2,403
   Directors fees (Note 3)                                                1,888
   Miscellaneous expenses                                                   836
                                                              ------------------
       Total expenses                                                   128,180
       Sub-Advisory fees waived                                         (10,028)
                                                              ------------------
   Net Expenses                                                         118,152
                                                              ------------------
Net investment income                                                 1,097,247
                                                              ------------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments                                         85,477
Net change in unrealized appreciation on investments                    451,377
                                                              ------------------
Net gain on investments                                                 536,854
                                                              ------------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                         $1,634,101
                                                              ==================

See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997
--------------------------------------------------------------------------------


INCREASE IN NET ASSETS

Operations:
   Net investment income                                             $1,097,247
   Net realized gain on investments                                      85,477
   Net change in unrealized appreciation
      on investments                                                    451,377
                                                             -------------------
   Net increase in net assets
      resulting from operations                                       1,634,101
                                                             -------------------

Distributions to shareholders:
   From net investment income                                        (1,095,420)
                                                             -------------------

   Total distributions                                               (1,095,420)
                                                             -------------------

Capital share transactions:
   Proceeds from shares sold                                        119,516,324
   Net asset value of shares issued on
      reinvestment of distributions                                     493,711
                                                             -------------------

   Net increase from capital share transactions                     120,010,035
                                                             -------------------

Net increase in net assets                                          120,548,716

NET ASSETS
Beginning of period                                                     100,000
                                                             -------------------
End of period (including undistributed
     net investment income of $1,827)                              $120,648,716
                                                             ===================

CHANGE IN SHARES
Shares sold                                                           7,951,789
Shares issued on reinvestment of distributions                           32,947
Shares Redeemed                                                              --
                                                             -------------------
   Net increase                                                       7,984,736
                                                             ===================
See Accompanying Notes to Financial Statements.

                              BUILDERS PROLOAN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report. The calculations are based on average number of shares outstanding for the period.

For a share outstanding throughout the period.

                                                                   10/31/97*
                                                                      to
                                                                   12/31/97
                                                             ------------------


Net asset value, beginning of period                                    $15.00

Income from investment operations
   Net investment income                                                  0.14
   Net realized and unrealized gains on investments                       0.10
                                                             ------------------

      Total from investment operations                                    0.24
                                                             ------------------

Distributions from net investment income                                 (0.14)
                                                             ------------------

Net asset value, end of period                                          $15.10
                                                             ==================

Total return                                                              1.58%+

Net assets at end of period (in 000's)                                $120,649

Ratio of expenses to average net assets: #
  Before expenses waived                                                  0.63%
  After expenses waived                                                   0.58%

Ratio of net investment income to average
   net assets (net of expenses waived) #                                  5.41%

Portfolio turnover rate                                                   1.29%


--------------------------------------------------------------

* Commencement of operation.
+ Not annualized.
# Annualized.

See Accompanying Notes to Financial Statements.

                              Builders ProLoan Fund
                          Notes to Financial Statements
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997



(1)      Organization and Business
         -------------------------

         The Builders ProLoan Fund (the "Fund"), constituting the initial series of The Builders ProLoan Fund, Inc. (the "Corporation"), was organized as a Maryland corporation on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Builders ProLoan Fund. Investment operations of the Fund began on October 31, 1997. The investment objective of the Fund is current income.

         The Fund typically invests in mortgage-backed securities which represent interests in single- or multi-family home mortgages originated through the ProLoan program. The ProLoan program is a coordinated effort involving real estate professionals, home builders, mortgage originators and organized building trade unions. To qualify for a ProLoan home mortgage, a borrower's single- or multi-family home must be: (1) substantially union-built, as determined by the advisor, and (2) newly constructed or substantially renovated. In addition, the borrower's mortgage loan must be eligible to be secured by a Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation
         ("FHLMC") guarantee. Each mortgage loan meeting the above qualifications, as established by the advisor, is referred to hereinafter as a "Qualified Mortgage Loan." The Fund also may purchase whole loan mortgages originated through the ProLoan program and not eligible to be secured by a GNMA, FNMA or FHLMC guarantee.

         The interest rate and points for each Qualified Mortgage Loan generally are established by the Subadviser each week, based on its survey of local markets and the ability of the Fund to invest in additional mortgage-backed securities. ProLoan allows a borrower to reduce interest rate exposure by locking in the interest rate on a Qualified Mortgage Loan, typically for 180 days prior to the closing of the Loan, to allow time for construction or renovation of the borrower's home. This interest rate protection is offered in exchange for a commitment fee from the borrower, which is refundable to the borrower at closing. These commitment fees may not fully compensate the Fund for the additional interest rate risk it will bear during the 180-day interest rate lock-in period and thus, the Fund may incur a loss. In the event that the borrower does not close a Qualified Mortgage Loan, the unrefunded commitment fees are allocated between the Fund and the Originator in amounts agreed to by the Fund and the Originator. A borrower may be offered the opportunity to reduce the interest rate on a Qualified Mortgage Loan prior to closing if market interest rates have declined from the interest rate set on the commitment date in

                              Builders ProLoan Fund
                          Notes to Financial Statements
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997

         exchange for a stated fee, which typically is one-half of one percent of the borrower's principal loan amount. This "float-down" fee is retained by the Fund. A borrower also may be offered the opportunity to purchase additional 30-day extensions of interest rate protection, at the discretion of the Sub-adviser, if the borrower's home or renovations are not completed by the date initially set for closing. This extended interest rate protection is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary mortgages. The advantage to the borrower is that interest rate risk is reduced for an effective period of time during the construction or renovation of the borrower's home. The advantage to home builders and real estate agents is that the ProLoan program may attract potential home buyers. The ProLoan program is designed to encourage the use of union craftsmen and promote employment in the home building trade and related industries. There is no assurance that the ProLoan program will achieve these objectives.

         To purchase mortgage-backed securities created from Qualified Mortgage Loans, the Fund enters into a written agreement with a bank, mortgage lender, or other financial institution that originates the underlying loans (each an "Originator"). The Originator obtains the appropriate government agency's guarantee on each Qualified Mortgage Loan and secures a certificate from that agency evidencing the mortgage-backed securities created from pools of such Loans. The Fund agrees to purchase the mortgage-backed securities guaranteed by GNMA, FNMA or FHLMC at established prices based on the face value of such Loans, as determined pursuant to an agreement between the Fund and the Originator. The mortgage-backed securities typically are either delivered to the Fund or its commitments to acquire these securities are sold, at the discretion of the Subadviser, after the interest rate security period and after the underlying Qualifying Mortgage Loans have closed, usually within 60 days after closing. The ProLoan program is currently operating in the St. Louis, Missouri metropolitan area. The Fund's principal investor is the Carpenters' District Council of Greater St. Louis.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

                              Builders ProLoan Fund
                          Notes to Financial Statements
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997

(a)      Investment Valuation

                  Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotation are not readily available are valued at amortized costs or original cost plus accrued income, both of which approximate current value.

                  Qualified Mortgage Loan commitments are valued at an amount equal to the principal amount of the underlying mortgage commitments multiplied by any positive difference between par and the six-month forward to-be-announced ("TBA") price of Federal National Mortgage Association ("FNMA") mortgage-backed securities with a coupon nearest to, but not greater than, the rate for such securities that have a coupon equal to the weighted average yield for all such loans, minus 0.625% (the approximate amount that would be spent by the Fund for servicing, guarantee fees and securitization costs had such loans been securitized).

                  When-Issued and Forward Commitments. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its Custodian will segregate cash or other liquid assets equal to the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal

                              Builders ProLoan Fund
                          Notes to Financial Statements
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997

                  circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

         (b)      Organization Costs

                  Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over 5 years. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

         (c)      Federal Income and Excise Taxes

                  The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         (d)      Distribution to Shareholders

                  Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

         (e)      Other

                  Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

                              Builders ProLoan Fund
                          Notes to Financial Statements
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997

(3)      Management Fee and Other Transactions with Affiliates
         -----------------------------------------------------

         (a)      Advisor Fee

                  The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Advisor"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Advisor a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

         (b)      Sub-advisor Fee

                  The Advisor has entered into an Investment Subadvisory Agreement with Commerce Bank, N.A. (the "Sub-advisor"). Under the terms of this agreement, the Advisor will pay the Sub-advisor an annual fee as follows: .25% of the first $50 million of the Fund's average daily net assets; .20% of the next $50 million of average daily net assets; and .165% of average daily net assets in excess of $100 million. The fee will be accrued daily and payable monthly. The Sub-advisor has agreed to waive its sub-advisory fees such that the fees do not exceed .165% of the Fund's average daily net assets until December 31, 1998. During the period October 31, 1997 to December 31, 1997, the Sub-advisor waived $10,028 of its fees.

         (c)      Administration Fee

                  The Corporation has entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervise other organizations that provide services to the Fund. Under the terms of the agreement, the Fund will pay the Administrator an annual fee of 0.05% of the Fund's average daily net assets, payable monthly and subject to an annual minimum of $40,000.

                              Builders ProLoan Fund
                          Notes to Financial Statements
          For the Period October 31, 1997 (Commencement of Operations)
                              to December 31, 1997


         (d)      Distributor and Distribution Plan

                  Pursuant to Rule 12b-1 under the 1940 Act, the Corporation has adopted a Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Huntleigh Fund Distributors, Inc. (the "Distributor") at an annual rate of 0.10% of the Fund's average daily net assets, payable monthly to compensate the Distributor for distribution and shareholder service activities. The Distributor has agreed to limit the Fund's operating expenses (excluding advisory, sub-advisory and distribution fees) to .18% per annum of the Fund's average daily net assets during a period which will end on December 31, 2002. For the period October 31, 1997 to December 31, 1997, operating expenses did not exceed the cap of .18%.

         Certain officers and directors of the Corporation are also officers and directors of the Manager, Distributor and Administrator. Each "independent director", as defined by the Investment Company 1940 Act, is compensated by the Fund an annual fee of $2,000 and is reimbursed for any expenses incurred in attending meetings.

(4)      Investment Transactions
         -----------------------

         The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period October 31, 1997 to December 31, 1997 is summarized below:

         Purchases                                   $7,062,125
         Sales                                       $1,518,274

         At December 31, 1997, gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $129,432,852 were as follows:

         Gross unrealized appreciation               $ 10,327,684
         Gross unrealized depreciation                 (9,876,307)
                                                     ------------
         Net appreciation on investments             $    451,377
                                                     ============

(5)      In-Kind Contribution Transactions
         ---------------------------------

         At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased Fund shares through nontaxable in-kind contributions of securities with a market value totaling $119,277,100. These securities were deemed to be in accordance with the investment objective of the Fund.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Builders ProLoan Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Builders ProLoan Fund (one of the series comprising Builders ProLoan Fund, Inc.) as of December 31, 1997, and the related statements of operation and of changes in net assets and the financial highlights for the period from October 31, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by corresponding with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



St. Louis, Missouri
February 13, 1998